SECURITY AGREEMENT

      SECURITY AGREEMENT, dated as of April 14, 1998, made by BCAM INTERNATIONAL, INC., a New York corporation (the "Company"), BCA SERVICES, INC., a New York corporation ("BCA"), and BCAM TECHNOLOGIES, INC., a Delaware corporation ("BT" and collectively with the Company and BCA, the "Pledgors") in favor of WEXFORD MANAGEMENT LLC, a Connecticut limited liability company, as agent (the "Agent") for the Noteholders (as herein defined).

                              W I T N E S S E T H :

      WHEREAS, pursuant to that certain Note Purchase Agreement dated as of September 19, 1997, between the Company and Impleo LLC, as amended by that certain First Amendment (the "First Amendment") dated as of April 14, 1998 (as the same may from time to time be further amended, modified or supplemented, collectively the "Purchase Agreement"), the Purchaser purchased the Notes (as defined in the Purchase Agreement) from the Company;

      WHEREAS, pursuant to that certain Note Purchase Agreement dated as of September 19, 1997 among the Company, Ralph E. Weil, Joseph Schueller, R. Weil & Associates, 621 Partners, Strafe & Company for the account of David M. Kirr, Strafe & Company for the account of Terry B. Marbach and Strafe & Company for the account of Gregg T. Summerville (collectively, the "KM Purchasers"), as amended by that certain First Amendment (the "KM First Amendment") dated as of April 14, 1998 (as the same may from time to time be further amended, modified or supplemented, the "KM Purchase Agreement"), the KM Purchasers purchased the Other Notes from the Company;

      WHEREAS, the Purchaser is willing to enter into the First Amendment, but only upon the condition, among others, that the Company shall have executed and delivered to the Agent this Security Agreement; and

      WHEREAS, the KM Purchasers are willing to enter into the KM First Amendment, but only on the condition, among others, that the Company shall have executed and delivered to the Agent the Security Agreement;

      WHEREAS, each of the Pledgors will derive substantial direct and indirect benefit from the transactions contemplated by the First Amendment and the KM First Amendment;

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

      1. Defined Terms. Unless otherwise defined herein, terms defined in the Purchase Agreement are used herein as therein defined, and the following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

      "Account Debtor" shall mean any "account debtor," as such term is defined in Section 9-105(1)(a) of the UCC.

      "Accounts" shall mean any "account," as such term is defined in Section 9-106 of the UCC, now owned or hereafter acquired by the Pledgors and, in any event, shall include, without limitation, all accounts receivable, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments) now owned or hereafter received or acquired by or belonging or owing to the Pledgors (including, without limitation, under any trade names, styles or divisions thereof) whether arising out of goods sold or services rendered by the Pledgors or from any other transaction, whether or not the same involves the sale of goods or services by the Pledgors (including, without limitation, any such obligation which might be characterized as an account or contract right under the UCC) and all of the Pledgors' rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services, and all of the Pledgors' rights to any goods represented by any of the foregoing (including, without limitation, unpaid seller's rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), and all moneys due or to become due to the Pledgors under all contracts for the sale of goods or the performance of services or both by the Pledgors (whether or not yet earned by performance on the part of the Pledgors or in connection with any other transaction), now in existence or hereafter occurring, including, without limitation, the right to receive the proceeds of said purchase orders and contracts, and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

      "Chattel Paper" shall mean any "chattel paper," as such term is defined in
Section 9-105(1)(b) of the UCC, now owned or hereafter acquired by the Pledgors.

      "Collateral" shall have the meaning assigned to such term in Section 2 of this Security Agreement.

      "Contracts" shall mean all contracts, undertakings, or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which the Pledgors may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

      "Documents" shall mean any "documents," as such term is defined in Section 9-105(1)(f) of the UCC, now owned or hereafter acquired by the Pledgors.

      "Equipment" has the meaning set forth in Section 9-109(2) of the UCC.

      "hereby," "herein," "hereof," "hereunder" and words of similar import refer to this Security Agreement as a whole (including, without limitation, any schedules hereto) and not merely to the specific section, paragraph or clause in which the respective word appears.

      "Instruments" shall mean any "instrument," as such term is defined in
Section 9-105(1)(i) of the UCC, now owned or hereafter acquired by the Pledgors, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

      "Inventory" shall mean all "inventory," as such term is defined in Section 9-109(4) of the UCC, now owned or hereafter acquired by the Pledgors and, in any event, shall include, without limitation, all inventory, merchandise, goods and other personal property now owned or hereafter acquired by the Pledgors which are held for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in any Pledgors' business, or the processing, packaging, delivery or shipping of the same, and all finished goods.

      "KM Warrant Agreement" shall mean that certain Warrant Agreement dated as of September 19, 1997 between the Company and the KM Purchasers.

      "Lien" shall mean any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, Lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Uniform Commercial Code or comparable law of any jurisdiction).

      "Noteholders" shall mean the holders of the Notes and the Other Notes.

      "Proceeds" shall mean "proceeds," as such term is defined in Section 9-306(1) of the UCC and, in any event, shall include, without limitation, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Pledgors from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Pledgors from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

      "Secured Obligations" shall mean (i) all of the unpaid principal amount of, and accrued interest on, the Notes and the Other Notes, (ii) all other indebtedness, liabilities and obligations of the Pledgors to the Agent, whether now existing or hereafter incurred, and whether created under, arising out of or in connection with the Transaction Documents. This term includes, without limitation, all fees, charges, expenses, attorneys' fees and any other sum chargeable to the Company under any of the Transaction Documents.

      "Security Agreement" shall mean this Security Agreement, as the same may from time to time be amended, modified or supplemented and shall refer to this Security Agreement as in effect on the date such reference becomes operative.

      "Transaction Documents" shall mean, collectively, this Security Agreement, the Stock Pledge Agreement, the Purchase Agreement, the KM Purchase Agreement, the Warrant Agreement, the KM Warrant Agreement, the Notes and the Other Notes.

      "UCC" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Agent's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

      2. Grant of Security Interest. (a) As collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Secured Obligations and to induce the Purchaser to enter into the First Amendment and the KM Purchasers to enter into the KM First Amendment, and the transactions contemplated thereby, each of the Pledgors hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to the Agent, and hereby grants to the Agent, for the benefit of the Noteholders, a security interest in, all of such Pledgor's right, title and interest in, to and under the following (all of which being hereinafter collectively called the "Collateral"):

      (i) all Accounts of such Pledgor;

      (ii) all Chattel Paper of such Pledgor;

      (iii) all Contracts of such Pledgor;

      (iv) all Documents of such Pledgor;

      (v) all Equipment of such Pledgor;

      (vi) all Instruments of such Pledgor;

      (vii) all Inventory of such Pledgor;

      (viii) the United States Patents and applications for patent described on
Schedule VI to the First Amendment, and the patents and applications for patent in other countries described on Schedule VI to the First Amendment, and all other United States and foreign patents and applications for patent of the Pledgors now existing or hereafter filed or acquired;

      (ix) the inventions disclosed and/or claimed in all of the said United States and foreign patents and applications for patents, and all other inventions now owned by the Pledgors or hereinafter made, created or acquired by or for the Pledgors whether or not any of said inventions are patentable;

      (x) all other applications for patent or like protection on any of said inventions that have now or may in the future be filed by the Pledgors, or by the assignor(s) of the rights to said inventions to the Pledgors, whether in the United States or in any other country or place anywhere in the world;

      (xi) all other patents or like protection that have been or may in the future be granted on any of the aforesaid inventions and/or applications to the Pledgors, or to any assignor of the rights to any such invention to the Pledgors, whether in the United States or in any other country or place anywhere in the world;

      (xii) the United States copyrights and applications for copyrights described on Schedule VI to the First Amendment, and the copyrights and applications for copyrights in other countries described on Schedule VI to the First Amendment, and all other copyrights of the Pledgors, now existing or hereafter acquired, whether or not the underlying works of authorship have been published and whether said copyrights are statutory or arise under the common law, all applications of the Pledgors for copyright presently existing or hereafter filed or acquired and all works of authorship and other intellectual property rights now owned or hereafter created by or for, or acquired by the Pledgors;

      (xiii) the United States registered trademarks and applications for registrations of trademarks described on Schedule VI to the First Amendment, and the trademarks and applications for registrations of trademarks in other countries described on Schedule VI to the First Amendment, and all other trademarks, service marks and applications to register the same of the Pledgors, whether registered or unregistered and wherever registered, now existing or hereafter arising, created or acquired by the Pledgors;

      (xiv) all renewals, reissues, continuations, extensions or the like of any patents, copyrights, trademarks, service marks and like protection, including without limitation, those obtained or permissible under past, present and future laws and statutes;

      (xv) all rights of action on account of past, present and future unauthorized use of any of said inventions, copyrights, trademarks or service marks and for infringement of said patents, copyrights, trademarks or service marks and like protection;

      (xvi) the right to file and prosecute applications for patents, copyrights, and for registration of trademarks and service marks on any of said inventions, copyrights, trademarks, service marks or for similar intellectual property in the United States or any other country or place anywhere in the world;

      (xvii) the entire goodwill of the businesses of the Pledgors connected with and symbolized by the trademarks, service marks, trade names and the other general intangibles of the Pledgors;

      (xviii) all of the Pledgors' trade names, customer lists, trade secrets, corporate and other business records, license rights, advertising materials, operating manuals, methods, processes, know-how, sales literature, drawings, specifications, descriptions, inventions, name plates, catalogs, dealer contracts, supplier contracts, distributor agreements, confidential information, consulting agreements, engineering contracts, and all other assets which uniquely reflect the goodwill of the businesses of the Pledgor to which said general intangibles relate;

      (xix) all of the proceeds of any of the foregoing (the intangible assets enumerated in subparagraphs (vii) through (xvii) being hereinafter collectively referred to as the "General Intangibles"); and

      (xx) to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing.

      (b) If Drew Shoe Corporation ("Drew") repays its loan from Bank One, N.A. prior to the repayment in full of the Secured obligations, the Company shall cause Drew to grant to the Agent a Lien on substantially all of the assets of Drew (whether such assets are real property, personal property or mixed) pursuant to such mortgages and security agreements as the Agent may require Drew to execute and deliver. The Company agrees to take, and to cause Drew to take, any and all acts and to execute and deliver any and all documents necessary, or in the opinion of the Agent, desirable, to give effect to the foregoing covenant.

      (c) If the Company shall create any subsidiary after the date hereof, the Company shall cause such Subsidiary to grant to the Agent a Lien on substantially all of the assets of such subsidiary (whether such assets are real property, personal property or mixed) pursuant to such mortgages and security agreements as the Agent may require such Subsidiary to execute and deliver. The Company agrees to take, and to cause such Subsidiary to take, any and all acts and to execute and deliver any and all documents necessary, or in the opinion of the Agent, desirable, to give effect to the foregoing covenant.

      3. Rights of the Agent; Limitations on the Agent's Obligations. (a) It is expressly agreed by each Pledgor that, anything herein to the contrary notwithstanding, each Pledgor shall remain liable under each of its Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder and each Pledgor shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract. The Agent shall not have any obligation or liability under any Contract by reason of or arising out of this Security Agreement or the granting to the Agent of a security interest therein or the receipt by the Agent of any payment relating to any Contract pursuant hereto, nor shall the Agent be required or obligated in any manner to perform or fulfill any of the obligations of the Pledgors under or pursuant to any Contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

      (b) The Agent authorizes each Pledgor to collect its Accounts, provided that such collection is performed in a prudent and businesslike manner, and the Agent may, upon the occurrence and during the continuation of an Event of Default and without notice, limit or terminate said authority at any time. If required by the Agent at any time during the continuation of any Event of Default, any Proceeds, when first collected by any Pledgor, received in payment of any such Account or in payment for any of its Inventory or on account of any of its Contracts, shall be promptly deposited by such Pledgor in precisely the form received (with all necessary endorsements) in a special bank account maintained by the Agent subject to withdrawal by the Agent only, as hereinafter provided, and until so turned over shall be deemed to be held in trust by such Pledgor for and as the Agent's property and shall not be commingled with such Pledgor's other funds or properties. Such Proceeds, when deposited, shall continue to be collateral security for all of the Secured Obligations and shall not constitute payment thereof until applied as hereinafter provided. The Agent shall apply all or a part of the funds on deposit in said special account to the principal of or interest on or both in respect of any of the Secured Obligations in accordance with the provisions of Section 8(d) hereof and any part of such funds which the Purchaser elects not so to apply and deems not required as collateral security for the Secured Obligations shall be paid over from time to time by the Agent to the Pledgors. If an Event of Default has occurred and is continuing, at the request of the Agent the Pledgors shall deliver to the Agent all original and other documents evidencing, and relating to, the sale and delivery of such Inventory or the performance of labor or service which created such Accounts, including, without limitation, all original orders, invoices and shipping receipts.

      (c) The Agent may at any time, upon the occurrence and during the continuation of any Event of Default (whether or not waived), after first notifying the Pledgors of its intention to do so, notify Account Debtors of the Pledgors, parties to the Contracts of the Pledgors, obligors of Instruments of the Pledgors and obligors in respect of Chattel Paper of the Pledgors that the Accounts and the right, title and interest of the Pledgors in and under such Contracts, Instruments and Chattel Paper have been assigned to the Agent and that payments shall be made directly to the Agent. Upon the request of the Agent, the Pledgors will so notify such Account Debtors, parties to such Contracts, obligors of such Instruments and obligors in respect of such Chattel Paper. Upon the occurrence and during the continuation of or an Event of Default (whether or not waived) the Agent may in its own name or in the name of others communicate with such Account Debtors, parties to such Contracts, obligors of such Instruments and obligors in respect of such Chattel Paper to verify with such Persons to the Agent's satisfaction the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper.

      (d) Upon reasonable prior notice to the Pledgors (unless an Event of Default has occurred and is continuing, in which case no notice is necessary), the Agent shall have the right, during normal business hours, to make test verifications of the Accounts and physical verifications of the Inventory in any manner and through any medium that it considers advisable, and each Pledgor agrees to furnish all such assistance and information as the Agent may require in connection therewith. Each Pledgor at its expense will prepare and deliver to the Agent at any time and from time to time promptly upon the Agent's request, the following reports: (i) a reconciliation of all its Accounts, (ii) an aging of all its Accounts, (iii) trial balances, and (iv) a test verification of such Accounts as the Agent may request.

      (e) The Agent (a) shall have no obligation or responsibility to protect or defend the General Intangibles or the right to use thereof, and the Pledgors shall, at their own expense, protect, defend and maintain the General Intangibles to the full extent advisable for their business, and (b) to use their best efforts to detect any infringers of the rights described herein and shall forthwith advise the Agent in writing of material infringements detected, and (c) if the Pledgors fails to comply with the foregoing, the Agent may do so in the Pledgors' name to the extent permitted by law, but at the Pledgors' expense, and the Pledgors hereby agree to reimburse the Agent in full for all expenses, including reasonable attorney's fees, incurred by the Agent in protecting, defending and maintaining the General Intangibles.

      4. Representations and Warranties. Each Pledgor hereby represents and warrants that:

      (a) Except for the security interest granted to the Agent pursuant to this Security Agreement, such Pledgor is the sole owner of each item of the Collateral in which it purports to grant a security interest hereunder, having good and marketable title thereto, free and clear of any and all Liens. No material amounts payable under or in connection with any of its Accounts or Contracts are evidenced by Instruments which have not been delivered to the Agent.

      (b) No effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed by such Pledgor in favor of the Agent pursuant to this Security Agreement.

      (c) When appropriate financing statements have been filed in the jurisdictions listed on Schedule I hereto, this Security Agreement will be effective to create a valid and continuing lien on and first priority perfected security interest in the Collateral with respect to which a security interest may be perfected by filing pursuant to the UCC, prior to all other Liens, and will be enforceable as such as against creditors of and purchasers from such Pledgor (other than purchasers of Inventory in the ordinary course of business).

      (d) Each Pledgor's principal place of business and the place where its records concerning the Collateral are kept and the location of its Inventory are set forth on

Section 11 hereof, and such Pledgor will not change such principal place of business or remove such records or change the location of its Inventory unless it has taken such action as is necessary to cause the security interest of the Agent in the Collateral to continue to be perfected. Each Pledgor will not change its principal place of business or the place where its records concerning the Collateral are kept or change the location of its Inventory and Equipment without giving thirty (30) days' prior written notice thereof to the Agent.

      (e) The amount represented by each Pledgor to the Agent from time to time as owing by each Account Debtor or by all Account Debtors in respect of the Accounts of the Pledgors will at such time be the correct amount actually and unconditionally owing by such Account Debtors thereunder.

      5. Covenants. Each Pledgor covenants and agrees with the Agent that from and after the date of this Security Agreement and until the Secured Obligations are fully satisfied:

      (a) Further Documentation; Pledge of Instruments. At any time and from time to time, upon the written request of the Agent, and at the sole expense of such Pledgor, such Pledgor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Agent may reasonably deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to the Agent of any Contract held by such Pledgor or in which such Pledgor has any rights not heretofore assigned, the filing of any financing or continuation statements under the UCC with respect to the Liens and security interests granted hereby, and transferring Collateral to the Agent's possession (if a security interest in such Collateral can be perfected by possession). Each Pledgor hereby authorizes the Agent to file any such financing or continuation statement without the signature of such Pledgor to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, such Instrument shall be immediately pledged to the Agent hereunder, and shall be duly endorsed in a manner satisfactory to the Agent and delivered to the Agent.

      (b) Maintenance of Records. Each Pledgor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. Each Pledgor will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. All Chattel Paper will be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of Wexford Management LLC, as Agent". For the Agent's further security, each Pledgor agrees that the Agent shall have a special property interest in all of such Pledgor's books and records pertaining to the Collateral and, upon the occurrence and during the continuation of an Event of Default, each Pledgor shall deliver and turn over any such books and records to the Agent or to its representatives at any time on demand of the Agent. Prior to the occurrence of an Event of Default and upon reasonable notice from the Agent, each Pledgor shall permit any representative of the Agent to inspect such books and records and will provide photocopies thereof to the Agent.

      (c) Indemnification. In any suit, proceeding or action brought by the Agent relating to any Account, Chattel Paper, Contract, or Instrument for any sum owing thereunder, or to enforce any provision of any Account, Chattel Paper, Contract, or Instrument, each Pledgor will save, indemnify and keep the Agent harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor there-under, arising out of a breach by any Pledgor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from any Pledgor, and all such obligations of any Pledgor shall be and remain enforceable against and only against such Pledgor and shall not be enforceable against the Agent.

      (d) Compliance with Laws, etc. The Pledgors will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any govern-mental authority, applicable to the Collateral or any part thereof or to the operation of such Pledgor's business; provided, however, that the Pledgors may contest any act, regulation, order, decree or direction in any reasonable manner which shall not in the sole opinion of the Agent adversely affect the Agent's rights hereunder or adversely affect the first priority of its security interest in the Collateral.

      (e) Payment of Obligations. Each Pledgor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom and all claims of any kind (including, without limitation, claims for labor, materials and supplies), except that no such charge need be paid if (i) such nonpayment does not involve any danger of the sale, forfeiture or loss of any of the Collateral or any interest therein, and (ii) such charge is being contested in good faith, by proper proceedings, and adequate reserves therefor have been established by such Pledgor in accordance with and to the extent required by GAAP.

      (f) Compliance with Terms of Accounts, etc. In all material respects, each Pledgor will perform and comply with all obligations in respect of Accounts, Chattel Paper, Contracts and all other agreements to which it is a party or by which it is bound.

      (g) Limitation on Liens on Collateral. Each Pledgor will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral, and will defend the right, title and interest of the Purchaser in and to any of such Pledgor's rights under the Chattel Paper, Contracts, Documents, and Instruments and Inventory and in and to the Proceeds thereof against the claims and demands of all Persons whomsoever. Without limiting the foregoing, each of the Pledgors acknowledges and agrees that the Agent has not had an opportunity to conduct a Lien search against the Pledgors. If and to the extent that a Lien search discloses that there are Liens on any of the Collateral, the Pledgors shall provide the Agent with satisfactory evidence of the release of such Lien within ten (10) Business Days. The failure by any Pledgor to deliver evidence of the release of any such Lien within ten (10) Business Days shall be an Event of Default under the Notes and the Other Notes.

      (h) Limitations on Modifications of Accounts. Upon the occurrence and during the continuation of any Event of Default, each Pledgor will not, without the Agent's prior written consent, grant any extension of the time of payment of any of the Accounts, Chattel Paper or Instruments, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon other than trade discounts granted in the ordinary course of business of such Pledgor.

      (i) Maintenance of Insurance. Each Pledgor will maintain, with financially sound and reputable companies, insurance policies (i) insuring its Inventory against loss by fire, explosion, theft and such other casualties as are usually insured against by companies engaged in the same or similar businesses and (ii) insuring each Pledgor and the Agent against liability for personal injury and property damage relating to such Inventory, and Equipment, such policies to be in such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business, naming the Agent as an additional insured with losses payable to each Pledgor and the Agent as their respective interests may appear under a standard Agent "loss-payable" clause.

      (j) Limitations on Disposition. Each Pledgor will not sell, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so except for sales of Inventory or licenses of General Intangibles in the ordinary course of business.

      (k) Further Identification of Collateral. Each Pledgor will, if so requested by the Agent, furnish to the Agent, as often as the Agent reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

      (l) Notices. Each Pledgor will advise the Agent promptly, in reasonable detail, (i) of any material Lien, security interest, encumbrance or claim made or asserted against any of the Collateral, (ii) of any material change in the composition of the Collateral, and (iii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereunder.

      (m) Right of Inspection. Upon reasonable notice to each Pledgor (unless an Event of Default has occurred and is continuing, in which case no notice is necessary), the Agent shall at all times have full and free access during normal business hours to all the books and records and correspondence of each Pledgor, and the Agent or its representatives may examine the same, take extracts therefrom and make photocopies thereof.

      (n) Continuous Perfection. Each Pledgor will not change its name, identity or corporate structure in any manner which might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of Section 9-402(7) of the UCC (or any other then applicable provision of the UCC) unless such Pledgor shall have given the Agent at least thirty (30) days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by the Agent to amend such financing statement or continuation statement so that it is not seriously misleading.

      (o) General Intangibles. (i) The Pledgors shall diligently prosecute all applications for patents, copyrights and trademarks and shall file and prosecute any and all continuations, continuations-in-part, applications for reissue, applications for certificate of correction and like matters as shall be reasonably indicated to be desirable from facts available to it from time to time during the term of this Agreement, and the Pledgors shall bear the entire cost of all such filing and proceedings. The Pledgors agree to retain a licensed patent attorney if necessary and an experienced copyright and trademark counsel approved by the Agent for the filing and prosecution of all such applications and other proceedings.

      (ii) The Pledgors agrees to pay when due all fees, including license fees, taxes and other expenses which shall be incurred or which shall accrue with respect to any of the patents or patent applications, copyrights and copyright applications, trademarks and trade mark applications and know-how within the General Intangibles.

      (iii) The Pledgors shall not allow any patent, copyright, trademark, trade name, service mark or any application for patent, copyright, trademark or like protection included within the General Intangibles to become abandoned, nor any patent, copyright, trademark or like protection to be forfeited or dedicated to the public without express written approval of the Agent and any license thereof by the Pledgors shall be legally sufficient to prevent any abandonment, forfeiture or dedication to public use. In the event any pending or hereafter filed patent or trademark application, other than trademark renewal applications, has been finally rejected by the United States Patent and Trademark Office or any foreign patent or trademark office and the Pledgors have exhausted their administrative remedies, the Pledgors may abandon the same after sixty (60) days written notice to the Agent, who may thereafter at its own expense pursue judicial appeals. The Pledgors shall cooperate in any such appeal.

      (iv) The Agent may, at its option, whether before or after default, but without obligation to do so, discharge taxes, Liens, or security interests or other encumbrances at any time levied or placed upon the General Intangibles, or pay for maintenance or preservation of the General Intangibles, or pay any other fee, attorneys' fee or other expenses necessary to preserve and protect the assignment and security interest hereby granted.

      6. Agent's Appointment as Attorney-in-Fact. (a) Each Pledgor hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Pledgor and in the name of such Pledgor or in its own name, from time to time in the Agent's sole and absolute discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives the Agent the power and right, on behalf of such Pledgor, without notice to or assent by such Pledgor to do the following:

      (i) to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any Collateral and, in the name of such Pledgor or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Collateral whenever pay-able and to file any claim or to take any other action or proceeding in any court of law or equity or other-wise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

      (ii) to pay or discharge taxes, Liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

      (iii) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to the Agent or as the Agent shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other Documents constituting or relating to the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against any Pledgor with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Purchaser may deem appropriate; (G) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Purchaser's option and such Pledgors's expense, at any time, or from time to time, all acts and things which the Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and the Agent's Lien therein, in order to effect the intent of this Security Agreement, all as fully and effectively as such Pledgor might do.

      (b) The Agent agrees that, except upon the occurrence and during the continuation of an Event of Default, it will forebear from exercising the power of attorney or any rights granted to the Agent pursuant to this Section 6. Each Pledgor hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 6 is a power coupled with an interest and shall be irrevocable until the Secured Obligations are indefeasibly paid in full.

      (c) The powers conferred on the Agent hereunder are solely to protect the Agent's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to each Pledgor for any act or failure to act, except for its own gross negligence or willful misconduct.

      (d) Each Pledgor also authorizes the Agent, at any time and from time to time upon the occurrence and during the continuation of an Event of Default, (i) to communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of such Pledgor in and under the Contracts hereunder and other matters relating thereto and (ii) to execute, in connection with the sale provided for in Section 8 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

      7. Performance by the Agent of each Pledgor's Obligations. If any Pledgor fails to perform or comply with any of its agreements contained herein and the Agent, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of the Agent incurred in connection with such performance or compliance, together with interest thereon at the rate then in effect in respect of the Notes and the Other Notes, shall be payable by such Pledgor to the Agent on demand and shall constitute Secured Obligations secured hereby.

      8. Remedies, Rights Upon Default. (a) If an Event of Default shall occur and be continuing, in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, the Agent may exercise all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, each Pledgor expressly agrees that in any such event the Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon such Pledgor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forth-with collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at the Agent's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Pledgor hereby releases. Each Pledgor further agrees, at the Agent's request, to assemble the Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at such Pledgor's premises or elsewhere. The Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, as provided in Section 8(d) hereof, each Pledgor remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by the Agent of any other amount required by any provision of law, including Section 9-504(1)(c) of the UCC, need the Agent account for the surplus, if any, to such Pledgor. To the maximum extent permitted by applicable law, each Pledgor waives all claims, damages, and demands against the Agent arising out of the repossession, retention or sale of the Collateral except such as arise out of the gross negligence or willful misconduct of the Agent. Each Pledgor agrees that the Agent need not give more than ten (10) days' notice (which notification shall be deemed given when mailed or delivered on an overnight basis, postage prepaid, addressed to such Pledgor at its address referred to in Section 11 hereof) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. Each Pledgor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which the Purchaser is entitled, such Pledgor also being liable for the fees of any attorneys employed by the Purchaser to collect such deficiency. In addition to the foregoing, during the existence of any Event of Default, the Agent shall have the right (x) to obtain an absolute assignment of any General Intangible, (y) to sell, assign, transfer, or convey any General Intangible, or (z) to license any Person to use any General Intangible on terms deemed reasonable by the Agent.

      (b) Each Pledgor also agrees to pay all costs of the Agent, including, without limitation, reasonable attorneys' fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.

      (c) Each Pledgor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

      (d) The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by the Agent in the following order of priorities:

      first, to the Agent in an amount sufficient to pay in full the expenses of the Agent in connection with such sale, disposition or other realization, including all expenses, liabilities and advances incurred or made by the Agent in connection therewith, including, without limitation, attorney's fees;

      second, to the Agent in an amount equal to the then unpaid principal of and accrued interest on the Secured Obligations;

      third, to the Agent in an amount equal to any other Secured Obligations which are then unpaid; and

      finally, upon payment in full of all of the Secured Obligations, to pay to each Pledgor, or its representatives or as a court of competent jurisdiction may direct, any surplus then remaining from such Proceeds.

      9. Limitation on the Agent's Duty in Respect of Collateral. The Agent shall not have any duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except that the Purchaser shall use reasonable care with respect to the Collateral in its possession or under its control. Upon request of any Pledgor, the Agent shall account for any moneys received by it in respect of any foreclosure on or disposition of the Collateral.

      10. Termination of Security Interests. Upon the payment in full of all Secured Obligations, the Agent shall release all Liens granted in its favor and shall file appropriate UCC termination statements.

      11. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Pledgor for liquidation or reorganization, should any Pledgor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Pledgor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

      12. Notices. Except as otherwise provided here-in, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback addressed as follows:

      If to the Agent, at:

                  c/o Wexford Management LLC
                  411 West Putnam Avenue
                  Greenwich, Connecticut  06830
                  Attention: Joseph Jacobs
                  Telephone: (203)862-7020
                  Telecopier: (203)862-7320

                  With a copy  to:

                  McDermott, Will & Emery
                  50 Rockefeller Plaza, 11th Fl.
                  New York, New York  10020
                  Attention: Stephen B. Selbst, Esq.
                  Telephone: (212) 547-5400
                  Telecopier: (212) 547-5444

      If to either of the Pledgors, at:

                  c/o BCAM International, Inc.
                  1800 Walt Whitman Road
                  Melville, New York 11747
                  Attention: Michael Strauss, President
                  Telephone: (516) 752-7530
                  Telecopier: (516) 752-3558

                  With a copy to:

                  Ruskin, Moscou, Evans & Faltischek, PC
                  170 Old Country Road
                  Mineola, New York 11501
                  Attention: Norman Friedland, Esq.
                  Telephone: (516) 663-6600
                  Telecopier: (516) 663-6642

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback or three (3) Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

      13. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability with-out invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      14. No Waiver; Cumulative Remedies. The Agent shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Agent, and then only to the extent therein set forth. A waiver by the Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Agent, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Agent and, where applicable by each Pledgor.

      15. Successors and Assigns; Governing Law. (a) This Security Agreement and all obligations of each Pledgors hereunder shall be binding upon the successors and assigns of such Pledgor, and shall, together with the rights and remedies of the Agent hereunder, inure to the benefit of the Agent, all future holders of the Notes and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the security interest granted to the Agent hereunder.

      (b) THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PROVISIONS THEREOF RELATING TO CONFLICT OF LAWS OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

      16. Waiver of Jury Trial. EACH PLEDGOR WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES HEREUNDER, UNDER THE AGREEMENT, THE KM AGREEMENT OR UNDER THE OTHER TRANSACTION DOCUMENTS OR RELATING TO EACH OF THE FOREGOING.

      17. Section Titles. The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

      18. Counterparts. This Security Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

      IN WITNESS WHEREOF, the Agent and each Pledgor have caused this Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

                                           BCAM INTERNATIONAL, INC.

                                           By:
                                              ----------------------------------
                                              Name: Michael Strauss
                                              Title: President

                                           BCAM TECHNOLOGIES, INC.

                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                           BCA SERVICES, INC.

                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                           WEXFORD MANAGEMENT LLC, as Agent

                                           By:
                                              ----------------------------------
                                              Name: Joseph Jacobs
                                              Title: President

                                                                      SCHEDULE I

                                     FILINGS

                  Jurisdiction                        Filing Office
                  ------------                        -------------

                   New York                        Secretary of State

                   New York                        Suffolk County Clerk